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                                                                    EXHIBIT 23.5

                     [DEGOLYER AND MACNAUGHTON LETTERHEAD]


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries for the year ended December 31, 1998, into the Registration Statement on Form S-8 of Ocean Energy, Inc. (formerly known as Seagull Energy Corporation) to which this consent is an exhibit.


                                    /s/ DEGOLYER AND MACNAUGHTON
                                        DeGolyer and MacNaughton



Dallas, Texas
May 10, 1999